Quarterly Financial Supplement Fiscal second quarter of 2025 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

in millions, except per share amounts	Three months ended					% change from		Six months ended		
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	**March 31, 2025**	March 31, 2024	December 31, 2024	March 31, 2024	**March 31, 2025**	% change
Revenues:										
Asset management and related administrative fees	$ 1,516	$ 1,611	$ 1,662	$ 1,743	**$ 1,725**	14 %	(1)%	$ 2,923	**$ 3,468**	19 %
Brokerage revenues:										
Securities commissions	414	416	438	440	**431**	4 %	(2)%	797	**871**	9 %
Principal transactions	114	116	123	119	**149**	31 %	25 %	253	**268**	6 %
Total brokerage revenues	528	532	561	559	**580**	10 %	4 %	1,050	**1,139**	8 %
Account and service fees	335	328	332	342	**321**	(4)%	(6)%	654	**663**	1 %
Investment banking	179	183	315	325	**216**	21 %	(34)%	360	**541**	50 %
Interest income	1,049	1,057	1,073	1,027	**963**	(8)%	(6)%	2,102	**1,990**	(5)%
Other	31	51	60	39	**40**	29 %	3 %	69	**79**	14 %
Total revenues	3,638	3,762	4,003	4,035	**3,845**	6 %	(5)%	7,158	**7,880**	10 %
Interest expense	(520)	(534)	(541)	(498)	**(442)**	(15)%	(11)%	(1,027)	**(940)**	(8)%
Net revenues	3,118	3,228	3,462	3,537	**3,403**	9 %	(4)%	6,131	**6,940**	13 %
Non-interest expenses:										
Compensation, commissions and benefits	2,043	2,090	2,159	2,272	**2,204**	8 %	(3)%	3,964	**4,476**	13 %
Non-compensation expenses:										
Communications and information processing	165	166	181	178	**184**	12 %	3 %	315	**362**	15 %
Occupancy and equipment	73	75	76	73	**74**	1 %	1 %	145	**147**	1 %
Business development	60	72	64	68	**64**	7 %	(6)%	121	**132**	9 %
Investment sub-advisory fees	44	48	50	53	**54**	23 %	2 %	84	**107**	27 %
Professional fees	33	38	47	34	**34**	3 %	— %	65	**68**	5 %
Bank loan provision/(benefit) for credit losses	21	(10)	22	—	**16**	(24)%	NM	33	**16**	(52)%
Other	70	105	103	110	**102**	46 %	(7)%	165	**212**	28 %
Total non-compensation expenses	466	494	543	516	**528**	13 %	2 %	928	**1,044**	13 %
Total non-interest expenses	2,509	2,584	2,702	2,788	**2,732**	9 %	(2)%	4,892	**5,520**	13 %
Pre-tax income	609	644	760	749	**671**	10 %	(10)%	1,239	**1,420**	15 %
Provision for income taxes	133	152	158	149	**176**	32 %	18 %	265	**325**	23 %
Net income	476	492	602	600	**495**	4 %	(18)%	974	**1,095**	12 %
Preferred stock dividends	2	1	1	1	**2**	— %	100 %	3	**3**	— %
Net income available to common shareholders	$ 474	$ 491	$ 601	$ 599	**$ 493**	4 %	(18)%	$ 971	**$ 1,092**	12 %
Earnings per common share – basic [(1)]	$ 2.27	$ 2.37	$ 2.93	$ 2.94	**$ 2.41**	6 %	(18)%	$ 4.65	**$ 5.34**	15 %
Earnings per common share – diluted [(1)]	$ 2.22	$ 2.31	$ 2.86	$ 2.86	**$ 2.36**	6 %	(17)%	$ 4.54	**$ 5.22**	15 %
Weighted-average common shares outstanding – basic	208.3	206.8	204.7	203.7	**204.3**	(2)%	— %	208.4	**204.0**	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	213.4	212.3	210.1	209.2	**208.7**	(2)%	— %	213.5	**208.9**	(2)%

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in millions, except per share amounts	As of March 31, 2024	As of June 30, 2024	As of September 30, 2024	As of December 31, 2024	As of **March 31, 2025**	% change from March 31, 2024	% change from December 31, 2024
Total assets	$ 81,232	$ 80,628	$ 82,992	$ 82,282	**$ 83,132**	2 %	1 %
Total common equity attributable to Raymond James Financial, Inc.	$ 10,905	$ 11,118	$ 11,594	$ 11,844	**$ 12,133**	11 %	2 %
Book value per share [2]	$ 52.60	$ 54.08	$ 57.03	$ 57.89	**$ 59.74**	14 %	3 %
Tangible book value per share [2] [3]	$ 44.11	$ 45.57	$ 48.43	$ 49.49	**$ 51.29**	16 %	4 %
Capital ratios:							
Tier 1 leverage	12.3 %	12.7 %	12.8 %	13.0 %	**13.3 %** [4]		
Tier 1 capital	21.9 %	22.2 %	22.8 %	23.7 %	**23.5 %** [4]		
Common equity tier 1	21.8 %	22.0 %	22.6 %	23.5 %	**23.3 %** [4]		
Total capital	23.3 %	23.6 %	24.1 %	25.0 %	**24.8 %** [4]		

$ in millions	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended **March 31, 2025**	% change from March 31, 2024	% change from December 31, 2024	Six months ended March 31, 2024	Six months ended **March 31, 2025**	**% change**
Adjusted pre-tax income [3]	$ 635	$ 667	$ 785	$ 769	**$ 690**	9 %	(10)%	$ 1,288	**$ 1,459**	13 %
Adjusted net income available to common shareholders [3]	$ 494	$ 508	$ 621	$ 614	**$ 507**	3 %	(17)%	$ 1,008	**$ 1,121**	11 %
Adjusted earnings per common share – basic [1] [3]	$ 2.37	$ 2.45	$ 3.03	$ 3.01	**$ 2.48**	5 %	(18)%	$ 4.83	**$ 5.49**	14 %
Adjusted earnings per common share – diluted [1] [3]	$ 2.31	$ 2.39	$ 2.95	$ 2.93	**$ 2.42**	5 %	(17)%	$ 4.71	**$ 5.36**	14 %
Return on common equity [5]	17.5 %	17.8 %	21.2 %	20.4 %	**16.4 %**			18.3 %	**18.4 %**	
Adjusted return on common equity [3] [5]	18.3 %	18.4 %	21.9 %	20.9 %	**16.9 %**			19.0 %	**18.9 %**	
Adjusted return on tangible common equity [3] [5]	21.8 %	21.9 %	25.8 %	24.6 %	**19.7 %**			22.8 %	**22.1 %**	
Pre-tax margin [6]	19.5 %	20.0 %	22.0 %	21.2 %	**19.7 %**			20.2 %	**20.5 %**	
Adjusted pre-tax margin [3] [6]	20.4 %	20.7 %	22.7 %	21.7 %	**20.3 %**			21.0 %	**21.0 %**	
Total compensation ratio [7]	65.5 %	64.7 %	62.4 %	64.2 %	**64.8 %**			64.7 %	**64.5 %**	
Adjusted total compensation ratio [3] [7]	65.2 %	64.4 %	62.1 %	64.0 %	**64.5 %**			64.3 %	**64.3 %**	
Effective tax rate	21.8 %	23.6 %	20.8 %	19.9 %	**26.2 %**			21.4 %	**22.9 %**	

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

Client asset metrics ($ in billions)	As of March 31, 2024	As of June 30, 2024	As of September 30, 2024	As of December 31, 2024	As of March 31, 2025	% change from March 31, 2024	% change from December 31, 2024
Client assets under administration	$ 1,449.1	$ 1,476.2	$ 1,571.1	$ 1,557.5	**$ 1,535.9**	6 %	(1)%
Private Client Group assets under administration	$ 1,388.8	$ 1,415.7	$ 1,507.0	$ 1,491.8	**$ 1,475.5**	6 %	(1)%
Private Client Group assets in fee-based accounts	$ 798.8	$ 820.6	$ 875.2	$ 876.6	**$ 872.8**	9 %	— %
Financial assets under management	$ 226.8	$ 229.3	$ 244.8	$ 243.9	**$ 245.0**	8 %	— %

Net new assets metrics [8] ($ in millions)	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Six months ended March 31, 2024	Six months ended March 31, 2025
Domestic Private Client Group net new assets	$ 9,648	$ 16,517	$ 12,969	$ 14,020	**$ 8,830**	$ 31,223	**$ 22,850**
Domestic Private Client Group net new assets growth — annualized	3.2 %	5.2 %	4.0 %	4.0 %	**2.6 %**	5.7 %	**3.3 %**

Clients' domestic cash sweep and Enhanced Savings Program balances ($ in millions)	As of March 31, 2024	As of June 30, 2024	As of September 30, 2024	As of December 31, 2024	As of March 31, 2025	% change from March 31, 2024	% change from December 31, 2024
Raymond James Bank Deposit Program ("RJBDP"): [9]							
Bank segment [9]	$ 23,405	$ 23,371	$ 23,978	$ 23,946	**$ 25,783**	10 %	8 %
Third-party banks	18,234	17,325	18,226	20,341	**16,813**	(8)%	(17)%
Subtotal RJBDP	41,639	40,696	42,204	44,287	**42,596**	2 %	(4)%
Client Interest Program	1,715	1,713	1,653	1,664	**1,656**	(3)%	— %
Total clients' domestic cash sweep balances	43,354	42,409	43,857	45,951	**44,252**	2 %	(4)%
Enhanced Savings Program ("ESP") [10]	14,863	14,039	14,018	13,785	**13,507**	(9)%	(2)%
Total clients' domestic cash sweep and ESP balances	$ 58,217	$ 56,448	$ 57,875	$ 59,736	**$ 57,759**	(1)%	(3)%

Net interest income and RJBDP fees ($ in millions)	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	% change from March 31, 2024	% change from December 31, 2024	Six months ended March 31, 2024	Six months ended March 31, 2025	% change
Net interest income and RJBDP fees (third-party banks)	$ 689	$ 672	$ 678	$ 673	**$ 651**	(6)%	(3)%	$ 1,387	**$ 1,324**	(5)%
Average yield on RJBDP - third-party banks [11]	3.59 %	3.41 %	3.34 %	3.12 %	**3.00 %**			3.62 %	**3.06 %**	

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.

Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Six months ended		
$ in millions	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	**March 31, 2025**	March 31, 2024	December 31, 2024	March 31, 2024	**March 31, 2025**	% change
Revenues:										
Asset management and related administrative fees	$ 1,283	$ 1,364	$ 1,408	$ 1,476	**$ 1,457**	14 %	(1)%	$ 2,474	**$ 2,933**	19 %
Brokerage revenues:										
Mutual and other fund products	141	142	148	152	**152**	8 %	— %	277	**304**	10 %
Insurance and annuity products	127	130	137	118	**117**	(8)%	(1)%	252	**235**	(7)%
Equities, ETFs, and fixed income products	139	137	148	163	**150**	8 %	(8)%	260	**313**	20 %
Total brokerage revenues	407	409	433	433	**419**	3 %	(3)%	789	**852**	8 %
Account and service fees:										
Mutual fund and annuity service fees	115	118	122	126	**130**	13 %	3 %	221	**256**	16 %
RJBDP fees: (9)										
Bank segment	206	198	197	187	**183**	(11)%	(2)%	429	**370**	(14)%
Third-party banks	160	149	146	144	**130**	(19)%	(10)%	312	**274**	(12)%
Client account and other fees	64	66	69	70	**66**	3 %	(6)%	129	**136**	5 %
Total account and service fees	545	531	534	527	**509**	(7)%	(3)%	1,091	**1,036**	(5)%
Investment banking	8	10	9	8	**9**	13 %	13 %	19	**17**	(11)%
Interest income (12)	122	121	119	126	**110**	(10)%	(13)%	240	**236**	(2)%
All other	6	13	4	5	**6**	— %	20 %	10	**11**	10 %
Total revenues	2,371	2,448	2,507	2,575	**2,510**	6 %	(3)%	4,623	**5,085**	10 %
Interest expense	(30)	(32)	(31)	(27)	**(24)**	(20)%	(11)%	(56)	**(51)**	(9)%
Net revenues	2,341	2,416	2,476	2,548	**2,486**	6 %	(2)%	4,567	**5,034**	10 %
Non-interest expenses:										
Financial advisor compensation and benefits	1,273	1,327	1,364	1,413	**1,411**	11 %	— %	2,463	**2,824**	15 %
Administrative compensation and benefits	391	389	387	418	**388**	(1)%	(7)%	770	**806**	5 %
Total compensation, commissions and benefits	1,664	1,716	1,751	1,831	**1,799**	8 %	(2)%	3,233	**3,630**	12 %
Non-compensation expenses	233	259	264	255	**256**	10 %	— %	451	**511**	13 %
Total non-interest expenses	1,897	1,975	2,015	2,086	**2,055**	8 %	(1)%	3,684	**4,141**	12 %
Pre-tax income	$ 444	$ 441	$ 461	$ 462	**$ 431**	(3)%	(7)%	$ 883	**$ 893**	1 %

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.

Segment Results - Capital Markets (Unaudited)

$ in millions	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended **March 31, 2025**	% change from March 31, 2024	% change from December 31, 2024	Six months ended March 31, 2024	Six months ended **March 31, 2025**	% change
Revenues:										
Brokerage revenues:										
Fixed income	$ 88	$ 86	$ 91	$ 85	**$ 116**	32 %	36 %	$ 190	**$ 201**	6 %
Equity	34	35	36	41	**45**	32 %	10 %	72	**86**	19 %
Total brokerage revenues	122	121	127	126	**161**	32 %	28 %	262	**287**	10 %
Investment banking:										
Merger & acquisition and advisory	107	91	205	226	**129**	21 %	(43)%	225	**355**	58 %
Equity underwriting	23	33	49	35	**31**	35 %	(11)%	49	**66**	35 %
Debt underwriting	41	49	52	56	**47**	15 %	(16)%	67	**103**	54 %
Total investment banking	171	173	306	317	**207**	21 %	(35)%	341	**524**	54 %
Interest income	26	32	28	29	**28**	8 %	(3)%	49	**57**	16 %
Affordable housing investments business revenues	22	30	43	29	**20**	(9)%	(31)%	45	**49**	9 %
All other	4	4	6	5	**4**	— %	(20)%	8	**9**	13 %
Total revenues	345	360	510	506	**420**	22 %	(17)%	705	**926**	31 %
Interest expense	(24)	(30)	(27)	(26)	**(24)**	— %	(8)%	(46)	**(50)**	9 %
Net revenues	321	330	483	480	**396**	23 %	(18)%	659	**876**	33 %
Non-interest expenses:										
Compensation, commissions and benefits	240	243	281	301	**262**	9 %	(13)%	478	**563**	18 %
Non-compensation expenses	98	101	107	105	**98**	— %	(7)%	195	**203**	4 %
Total non-interest expenses	338	344	388	406	**360**	7 %	(11)%	673	**766**	14 %
Pre-tax income/(loss)	$ (17)	$ (14)	$ 95	$ 74	**$ 36**	NM	(51)%	$ (14)	**$ 110**	NM

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from Six months ended $ in millions March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 March 31, 2024 December 31, 2024 March 31, 2024 March 31, 2025 % change Revenues: Asset management and related administrative fees: Managed programs $ 163 $ 171 $ 176 $ 189 $ 187 15% (1) % $ 313 $ 376 20 % Administration and other 79 83 87 93 91 15% (2) % 153 184 20 % Total asset management and related administrative fees 242 254 263 282 278 15% (1) % 466 560 20 % Account and service fees 5 5 6 6 6 20% — % 11 12 9 % All other 5 6 6 6 5 — % (17) % 10 11 10 % Net revenues 252 265 275 294 289 15% (2) % 487 583 20 % Non-interest expenses: Compensation, commissions and benefits 58 56 56 58 57 (2) % (2) % 111 115 4 % Non-compensation expenses 94 97 103 111 111 18% — % 183 222 21 % Total non-interest expenses 152 153 159 169 168 11% (1) % 294 337 15 % Pre-tax income $ 100 $ 112 $ 116 $ 125 $ 121 21% (3) % $ 193 $ 246 27 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Bank (Unaudited)

	Three months ended					% change from		Six months ended		
$ in millions	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	**March 31, 2025**	March 31, 2024	December 31, 2024	March 31, 2024	**March 31, 2025**	% change
Revenues:										
Interest income	$ 868	$ 867	$ 887	$ 847	**$ 802**	(8)%	(5)%	$ 1,740	**$ 1,649**	(5)%
Interest expense	(455)	(461)	(476)	(433)	**(383)**	(16)%	(12)%	(901)	**(816)**	(9)%
Net interest income	413	406	411	414	**419**	1 %	1 %	839	**833**	(1)%
All other	11	12	22	11	**15**	36 %	36 %	26	**26**	— %
Net revenues	424	418	433	425	**434**	2 %	2 %	865	**859**	(1)%
Non-interest expenses:										
Compensation and benefits	48	45	44	46	**45**	(6)%	(2)%	91	**91**	— %
Non-compensation expenses:										
Bank loan provision/(benefit) for credit losses	21	(10)	22	—	**16**	(24)%	NM	33	**16**	(52)%
RJBDP fees to Private Client Group [9]	206	198	197	187	**183**	(11)%	(2)%	429	**370**	(14)%
All other	74	70	72	74	**73**	(1)%	(1)%	145	**147**	1 %
Total non-compensation expenses	301	258	291	261	**272**	(10)%	4 %	607	**533**	(12)%
Total non-interest expenses	349	303	335	307	**317**	(9)%	3 %	698	**624**	(11)%
Pre-tax income	$ 75	$ 115	$ 98	$ 118	**$ 117**	56 %	(1)%	$ 167	**$ 235**	41 %

Please refer to the footnotes at the end of this supplement for additional information.

9

Three months ended % change from Six months ended $ in millions March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 March 31, 2024 December 31, 2024 March 31, 2024 March 31, 2025 % change Revenues: Interest income (12) $ 44 $ 47 $ 53 $ 34 $ 34 (23) % — % $ 93 $ 68 (27) % All other (2) 6 — 3 4 NM 33% — 7 NM Total revenues 42 53 53 37 38 (10) % 3% 93 75 (19) % Interest expense (25) (25) (25) (25) (25) — % — % (50) (50) — % Net revenues 17 28 28 12 13 (24) % 8% 43 25 (42) % Non-interest expenses: Compensation and benefits 32 29 26 36 40 25% 11% 49 76 55 % All other (22) 9 12 6 7 NM 17% (16) 13 NM Total non-interest expenses 10 38 38 42 47 370% 12% 33 89 170 % Pre-tax income/(loss) $ 7 $ (10) $ (10) $ (30) $ (34) NM (13) % $ 10 $ (64) NM RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (13) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Bank Segment

$ in millions	As of March 31, 2024	As of June 30, 2024	As of September 30, 2024	As of December 31, 2024	As of **March 31, 2025**	% change from March 31, 2024	% change from December 31, 2024
Total assets	$ 61,038	$ 60,574	$ 62,367	$ 62,278	**$ 62,700**	3 %	1 %
Bank loans, net	$ 44,099	$ 45,149	$ 45,994	$ 47,164	**$ 48,273**	9 %	2 %
Bank loan allowance for credit losses	$ 471	$ 456	$ 457	$ 452	**$ 452**	(4)%	— %
Bank loan allowance for credit losses as a % of total loans held for investment	1.06 %	1.00 %	0.99 %	0.95 %	**0.93 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [14]	*2.05 %*	*2.00 %*	*1.99 %*	*1.93 %*	***1.94 %***		
Total nonperforming assets	$ 187	$ 160	$ 175	$ 161	**$ 214**	14 %	33 %
Nonperforming assets as a % of total assets	0.31 %	0.26 %	0.28 %	0.26 %	**0.34 %**		
Total criticized loans	$ 538	$ 523	$ 679	$ 599	**$ 551**	2 %	(8)%
Criticized loans as a % of total loans held for investment	1.21 %	1.15 %	1.47 %	1.26 %	**1.14 %**		
Total bank deposits	$ 54,843	$ 54,401	$ 56,010	$ 55,850	**$ 56,403**	3 %	1 %

$ in millions	As of March 31, 2024	As of June 30, 2024	As of September 30, 2024	As of December 31, 2024	As of **March 31, 2025**	% change from March 31, 2024	% change from December 31, 2024
Securities-based loans [15]	$ 14,610	$ 15,429	$ 16,233	$ 16,869	**$ 17,608**	21 %	4 %
Commercial and industrial loans	10,190	9,956	9,953	10,390	**10,462**	3 %	1 %
Commercial real estate loans	7,462	7,619	7,615	7,586	**7,569**	1 %	— %
Real estate investment trust loans	1,701	1,755	1,716	1,683	**1,794**	5 %	7 %
Residential mortgage loans	9,016	9,245	9,412	9,602	**9,801**	9 %	2 %
Tax-exempt loans	1,445	1,431	1,338	1,294	**1,268**	(12)%	(2)%
Total loans held for investment	44,424	45,435	46,267	47,424	**48,502**	9 %	2 %
Held for sale loans	146	170	184	192	**223**	53 %	16 %
Total loans held for sale and investment	44,570	45,605	46,451	47,616	**48,725**	9 %	2 %
Allowance for credit losses	(471)	(456)	(457)	(452)	**(452)**	(4)%	— %
Bank loans, net	$ 44,099	$ 45,149	$ 45,994	$ 47,164	**$ 48,273**	9 %	2 %

$ in millions	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended **March 31, 2025**	% change from March 31, 2024	% change from December 31, 2024	Six months ended March 31, 2024	Six months ended **March 31, 2025**	% change
Net interest margin (net yield on interest-earning assets)	2.66 %	2.64 %	2.62 %	2.60 %	**2.67 %**			2.70 %	**2.63 %**	
Bank loan provision/(benefit) for credit losses	$ 21	$ (10)	$ 22	$ —	**$ 16**	(24)%	NM	$ 33	**$ 16**	(52)%
Net charge-offs	$ 28	$ 6	$ 20	$ 4	**$ 15**	(46)%	275 %	$ 36	**$ 19**	(47)%

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Six months ended	
$ in millions	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	**March 31, 2025**	March 31, 2024	**March 31, 2025**
Net income available to common shareholders	$ 474	$ 491	$ 601	$ 599	**$ 493**	$ 971	**$ 1,092**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits (16)	11	11	9	8	**8**	22	**16**
Communication and information processing	1	—	1	—	**—**	1	**—**
Professional fees	1	1	1	1	**1**	2	**2**
Other:							
Amortization of identifiable intangible assets (17)	11	11	11	11	**10**	22	**21**
All other acquisition-related expenses	2	—	3	—	**—**	2	**—**
Total "Other" expense	13	11	14	11	**10**	24	**21**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	26	23	25	20	**19**	49	**39**
Tax effect of non-GAAP adjustments	(6)	(6)	(5)	(5)	**(5)**	(12)	**(10)**
Total non-GAAP adjustments, net of tax	20	17	20	15	**14**	37	**29**
Adjusted net income available to common shareholders (3)	$ 494	$ 508	$ 621	$ 614	**$ 507**	$ 1,008	**$ 1,121**
Pre-tax income	$ 609	$ 644	$ 760	$ 749	**$ 671**	$ 1,239	**$ 1,420**
Pre-tax impact of non-GAAP adjustments (as detailed above)	26	23	25	20	**19**	49	**39**
Adjusted pre-tax income (3)	$ 635	$ 667	$ 785	$ 769	**$ 690**	$ 1,288	**$ 1,459**
Compensation, commissions and benefits expense	$ 2,043	$ 2,090	$ 2,159	$ 2,272	**$ 2,204**	$ 3,964	**$ 4,476**
Less: Acquisition-related retention (16)	11	11	9	8	**8**	22	**16**
Adjusted "Compensation, commissions and benefits" expense (3)	$ 2,032	$ 2,079	$ 2,150	$ 2,264	**$ 2,196**	$ 3,942	**$ 4,460**

Please refer to the footnotes at the end of this supplement for additional information.
12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Six months ended	
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	**March 31, 2025**	March 31, 2024	**March 31, 2025**
Pre-tax margin (6)	19.5 %	20.0 %	22.0 %	21.2 %	**19.7 %**	20.2 %	**20.5 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Expenses related to acquisitions:							
Compensation, commissions and benefits (16)	0.3 %	0.3 %	0.3 %	0.2 %	**0.3 %**	0.4 %	**0.2 %**
Communications and information processing	— %	— %	— %	— %	**— %**	— %	**— %**
Professional fees	0.1 %	— %	— %	— %	**— %**	— %	**— %**
Other:							
Amortization of identifiable intangible assets (17)	0.4 %	0.4 %	0.3 %	0.3 %	**0.3 %**	0.4 %	**0.3 %**
All other acquisition-related expenses	0.1 %	— %	0.1 %	— %	**— %**	— %	**— %**
Total "Other" expense	0.5 %	0.4 %	0.4 %	0.3 %	**0.3 %**	0.4 %	**0.3 %**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.9 %	0.7 %	0.7 %	0.5 %	**0.6 %**	0.8 %	**0.5 %**
Adjusted pre-tax margin (3) (6)	20.4 %	20.7 %	22.7 %	21.7 %	**20.3 %**	21.0 %	**21.0 %**
Total compensation ratio (7)	65.5 %	64.7 %	62.4 %	64.2 %	**64.8 %**	64.7 %	**64.5 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention (16)	0.3 %	0.3 %	0.3 %	0.2 %	**0.3 %**	0.4 %	**0.2 %**
Adjusted total compensation ratio (3) (7)	65.2 %	64.4 %	62.1 %	64.0 %	**64.5 %**	64.3 %	**64.3 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended Six months ended Earnings per common share (1) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 March 31, 2024 March 31, 2025 Basic $ 2.27 $ 2.37 $ 2.93 $ 2.94 $ 2.41 $ 4.65 $ 5.34 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits (16) 0.05 0.05 0.04 0.04 0.04 0.11 0.08 Communication and information processing 0.01 — — — — — — Professional fees 0.01 0.01 0.01 — — 0.01 0.01 Other: Amortization of identifiable intangible assets (17) 0.05 0.05 0.05 0.05 0.05 0.11 0.10 All other acquisition-related expenses 0.01 — 0.02 — — 0.01 — Total “Other” expense 0.06 0.05 0.07 0.05 0.05 0.12 0.10 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.13 0.11 0.12 0.09 0.09 0.24 0.19 Tax effect of non-GAAP adjustments (0.03) (0.03) (0.02) (0.02) (0.02) (0.06) (0.04) Total non-GAAP adjustments, net of tax 0.10 0.08 0.10 0.07 0.07 0.18 0.15 Adjusted basic (3) $ 2.37 $ 2.45 $ 3.03 $ 3.01 $ 2.48 $ 4.83 $ 5.49 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [(1)]	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended **March 31, 2025**	Six months ended March 31, 2024	Six months ended **March 31, 2025**
Diluted	$ 2.22	$ 2.31	$ 2.86	$ 2.86	**$ 2.36**	$ 4.54	**$ 5.22**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits [(16)]	0.05	0.05	0.04	0.04	**0.04**	0.10	**0.08**
Communications and information processing	—	—	—	—	**—**	—	**—**
Professional fees	0.01	0.01	—	—	**—**	0.01	**0.01**
Other:							
Amortization of identifiable intangible assets [(17)]	0.05	0.05	0.05	0.05	**0.05**	0.11	**0.10**
All other acquisition-related expenses	0.01	—	0.02	—	**—**	0.01	**—**
Total "Other" expense	0.06	0.05	0.07	0.05	**0.05**	0.12	**0.10**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.12	0.11	0.11	0.09	**0.09**	0.23	**0.19**
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.02)	(0.02)	**(0.03)**	(0.06)	**(0.05)**
Total non-GAAP adjustments, net of tax	0.09	0.08	0.09	0.07	**0.06**	0.17	**0.14**
Adjusted diluted [(3)]	$ 2.31	$ 2.39	$ 2.95	$ 2.93	**$ 2.42**	$ 4.71	**$ 5.36**

Book value per share

$ in millions, except per share amounts	As of March 31, 2024	As of June 30, 2024	As of September 30, 2024	As of December 31, 2024	As of **March 31, 2025**
Total common equity attributable to Raymond James Financial, Inc.	$ 10,905	$ 11,118	$ 11,594	$ 11,844	**$ 12,133**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,894	1,884	1,886	1,858	**1,855**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(134)	(136)	(138)	(139)	**(140)**
Tangible common equity attributable to Raymond James Financial, Inc. [(3)]	$ 9,145	$ 9,370	$ 9,846	$ 10,125	**$ 10,418**
Common shares outstanding	207.3	205.6	203.3	204.6	**203.1**
Book value per share [(2)]	$ 52.60	$ 54.08	$ 57.03	$ 57.89	**$ 59.74**
Tangible book value per share [(2)] [(3)]	$ 44.11	$ 45.57	$ 48.43	$ 49.49	**$ 51.29**

Please refer to the footnotes at the end of this supplement for additional information.

15

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Return on common equity Three months ended Six months ended $ in millions March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 March 31, 2024 March 31, 2025 Average common equity (18) $ 10,808 $ 11,012 $ 11,356 $ 11,719 $ 11,989 $ 10,584 $ 11,857 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits (16) 6 5 5 4 4 11 8 Communications and information processing — — — — — — — Professional fees — 1 1 1 1 1 1 Other: Amortization of identifiable intangible assets (17) 6 5 6 6 5 11 11 All other acquisition-related expenses 1 — 1 — — 1 — Total “Other” expense 7 5 7 6 5 12 11 Total pre-tax impact of non-GAAP adjustments related to acquisitions 13 11 13 11 10 24 20 Tax effect of non-GAAP adjustments (3) (3) (3) (3) (3) (6) (5) Total non-GAAP adjustments, net of tax 10 8 10 8 7 18 15 Adjusted average common equity (3) (18) $ 10,818 $ 11,020 $ 11,366 $ 11,727 $ 11,996 $ 10,602 $ 11,872 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity	Three months ended					Six months ended	
$ in millions	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	**March 31, 2025**	March 31, 2024	**March 31, 2025**
Average common equity [18]	$ 10,808	$ 11,012	$ 11,356	$ 11,719	**$ 11,989**	$ 10,584	**$ 11,857**
Less:							
Average goodwill and identifiable intangible assets, net	1,901	1,889	1,885	1,872	**1,857**	1,903	**1,866**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(133)	(135)	(137)	(139)	**(140)**	(132)	**(139)**
Average tangible common equity [3] [18]	$ 9,040	$ 9,258	$ 9,608	$ 9,986	**$ 10,272**	$ 8,813	**$ 10,130**
Impact of non-GAAP adjustments on average tangible common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits [16]	6	5	5	4	**4**	11	**8**
Communications and information processing	—	—	—	—	**—**	—	**—**
Professional fees	—	1	1	1	**1**	1	**1**
Other:							
Amortization of identifiable intangible assets [17]	6	5	6	6	**5**	11	**11**
All other acquisition-related expenses	1	—	1	—	**—**	1	**—**
Total "Other" expense	7	5	7	6	**5**	12	**11**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	13	11	13	11	**10**	24	**20**
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(3)	**(3)**	(6)	**(5)**
Total non-GAAP adjustments, net of tax	10	8	10	8	**7**	18	**15**
Adjusted average tangible common equity [3] [18]	$ 9,050	$ 9,266	$ 9,618	$ 9,994	**$ 10,279**	$ 8,831	**$ 10,145**
Return on common equity [5]	17.5 %	17.8 %	21.2 %	20.4 %	**16.4 %**	18.3 %	**18.4 %**
Adjusted return on common equity [3] [5]	18.3 %	18.4 %	21.9 %	20.9 %	**16.9 %**	19.0 %	**18.9 %**
Return on tangible common equity [3] [5]	21.0 %	21.2 %	25.0 %	24.0 %	**19.2 %**	22.0 %	**21.6 %**
Adjusted return on tangible common equity [3] [5]	21.8 %	21.9 %	25.8 %	24.6 %	**19.7 %**	22.8 %	**22.1 %**

Please refer to the footnotes at the end of this supplement for additional information.
17

Footnotes (1) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024, and March 31, 2025, and $2 million for both of the six months ended March 31, 2024 and 2025. (2) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (3) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (4) Estimated. (5) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes. (6) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (7) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (8) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period. (9) We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and within money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (10) Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release. (11) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (12) Effective October 1, 2024, we updated our methodology for allocating interest income on certain cash balances, resulting in a reduction in interest income in the Other segment and an increase in interest income in the PCG segment. Prior-period segment results have not been conformed to the current-period presentation. (13) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (14) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (15) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market. (16) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (17) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. RAYMOND JAMES FINANCIAL, INC. 18

(18) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19